EXHIBIT 32.3

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Kun Peng International Ltd, a Nevada corporation (the “Corporation”), does hereby certify, to such officer’s knowledge, that:

(1) Amendment No. 1 to the Annual Report on Form 10-K for the fiscal year ended September 30, 2022 (the “Form 10-K”) of the Corporation fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2) The information contained in Amendment No. 1 to the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: May 19, 2023	/s/Zhuang Richun
Zhuang Richun, Chief Executive Officer